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U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2004

Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9924 (Commission File Number)	52-1568099 (IRS Employer Identification No.)

399 Park Avenue, New York, New York (Address of principal executive offices)	10043 (Zip Code)

(212) 559-1000
(Registrant's telephone number,
including area code)

Citigroup Inc.
Current Report on Form 8-K

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

Exhibit Number
99.1	Press Release, dated April 15, 2004, issued by Citigroup Inc.
99.2	Citigroup Inc. Quarterly Financial Data Supplement for the quarter ended March 31, 2004.

Item 12.    Results of Operations and Financial Condition.

        On April 15, 2004, Citigroup Inc. announced its results of operations for the quarter ended March 31, 2004. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. In addition, a copy of the Citigroup Inc. Quarterly Financial Data Supplement for the quarter ended March 31, 2004 is being filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.

        The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: April 15, 2004
	By:	/s/ WILLIAM P. HANNON Name: William P. Hannon Title: Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated April 15, 2004, issued by Citigroup Inc.
99.2	Citigroup Inc. Quarterly Financial Data Supplement for the quarter ended March 31, 2004.

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Citigroup Inc. Current Report on Form 8-K
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX